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                                                                    EXHIBIT 23.4
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-2 (File No. 333-60649-01) of our report dated March 6, 1998 on our audit of the consolidated financial statements of Azle Bancorp and Subsidiaries as of and for the year ended December 31, 1997. We consent to the reference to our firm under the capital "Experts."


                                          /s/ STOVALL, GRANDEY & WHATLEY, L.L.P.

Fort Worth, Texas
August 27, 1998